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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                 May 29, 1997



                         COMMISSION FILE NO.: 0-28886


                             Roslyn Bancorp, Inc.
                             --------------------
            (Exact name of registrant as specified in its charter)


Delaware                                                     11-3333218
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(State or other Jurisdiction of                            (IRS Employer or
Incorporation organization)                               Identification No.)


1400 Old Northern Boulevard, Roslyn, New York                    11576
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code          (516) 621-6000
                                                            --------------



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ITEM 5.  OTHER EVENTS.
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1.    On May 21, 1997, Roslyn Bancorp, Inc. (the "Company") announced that its Board of Directors has adopted a quarterly dividend policy and declared its first cash dividend of $0.05 per common share. The dividend will be payable on June 12, 1997 to stockholders of record on June 2, 1997.



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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       By: /s/ Joseph L. Mancino
                                           -------------------------------
                                           Joseph L. Mancino
                                           Chairman of the Board, President and
                                           Chief Executive Officer



Dated:  May 29, 1997